Stuckey's

                              STUCKEY'S CORPORATION

                             2121 NEWMARKET PARKWAY
                                    SUITE 144
                             MARIETTA, GEORGIA 30067



March 1, 1987





Dear Mr. Bowlin:

STUCKEY'S CORPORATION purchased the franchise operations of Pet's subsidiary, STUCKEY'S, INC., on April 30, 1985. This letter will memoralialize the terms of the franchise agreements regarding any STUCKEY'S franchise for this store as listed in SCHEDULE I enclosed and is effective March 1, 1987.

1. As the owner of one of the original locations for which a franchise was granted by STUCKEY'S, INC and now granted by STUCKEY'S CORPORATION, you are entitled to representation on the Franchise Council of STUCKEY'S CORPORATION to help us improve the STUCKEY'S Method of Operation throughout the country.

2.      STUCKEY'S   CORPORATION  will  perform  quality,   value,   service  and
        cleanliness inspections at your franchised store and will furnish you with a written report on these inspections.

3. STUCKEY'S is a registered trademark owned by STUCKEY'S CORPORATION. You are hereby granted, by STUCKEY'S CORPORATION, for the term of this agreement, a license, to use the mark STUCKEY'S at the location listed in the attached SCHEDULE I in accordance with reasonable quality standards and usage rules that STUCKEY'S CORPORATION adopts from time to time.



                              STUCKEY'S CORPORATION
                   Corporate Office o 2121 Newmarket Parkway,
                 Suite 144, Marietta, GA 30067 a (404) 951-1997
 2135 Wisconsin Avenue. N.W., Suite 403, Washington, D.C. 20007 o (202) 338-3041

4. You will pay a franchise fee on a monthly basis to STUCKEY'S CORPORATION equal to one (1%) percent of all gross sales from your STUCKEY'S store listed on SCHEDULE I, but not more than $7,500 per store per calendar year (adjusted each January 1, during the term hereof for any changes in the appropriate Consumer Price Index from the then preceding January 1). Payment shall be made and reports of sales indicated in such reasonable form as STUCKEY'S CORPORATION shall request from time to time.

5. You may cancel this agreement at any time after February 29, 1988, upon ninety (90) days prior written notice sent to the above address. STUCKEY'S CORPORATION may only cancel this agreement for your non-compliance with any of the terms of our agreement-

If this letter correctly sets forth our agreement, please sign and date the duplicate of this letter and return it with SCHEDULE I to us by March 15, 1987, so our files will be complete.

Sincerely,

STUCKEY'S CORPORATION

/s/ Michael L. Bowlin

Michael L. Bowlin
President




AGREED TO:


/s/ Michael L. Bowlin                            DATE          3/5/87
---------------------------------------               --------------------------
(Signature)





Enc. - SCHEDULE I (Address of franchised premise listed on this schedule)

                                   SCHEDULE I

                 Address(es) of franchised STUCKEY' S store(s):



(1)      Store Name:       Stuckey's Pecan Shoppe
                    ------------------------------------------------------------
         Store Number:     #154
                      ----------------------------------------------------------
         Store Location:   I-10 & US 80,    Benson, Arizona
                        --------------------------------------------------------
(2)      Store Name:____________________________________________________________
         Store Number:__________________________________________________________
         Store Location:________________________________________________________

(3)      Store Name:____________________________________________________________
         Store Number:__________________________________________________________
         Store Location:________________________________________________________

(4)      Store Name:____________________________________________________________
         Store Number:__________________________________________________________
         Store Location:________________________________________________________

(5)      Store Name:____________________________________________________________
         Store Number:__________________________________________________________
         Store Location:________________________________________________________

(6)      Store Name:____________________________________________________________
         Store Number:__________________________________________________________
         Store Location:________________________________________________________

(7)      Store Name:____________________________________________________________
         Store Number:__________________________________________________________
         Store Location:________________________________________________________

(8)      Store Name:____________________________________________________________
         Store Number:__________________________________________________________
         Store Location:________________________________________________________

(9)      Store Name:____________________________________________________________
         Store Number:__________________________________________________________
         Store Location:________________________________________________________

(10)     Store Name:____________________________________________________________
         Store Number:__________________________________________________________
         Store Location:________________________________________________________